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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                     811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:           (212) 632-6000

Date of fiscal year end:           12/31

Date of reporting period:        12/31/07

ITEM 1. REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT
Lazard World
Dividend & Income
Fund, Inc.
Annual Report
D E C E M B E R   3 1 ,   2 0 0 7

Lazard World Dividend & Income Fund, Inc.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing. For more complete information about the Fund, you may obtain the prospectus by calling 800-828-5548, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objective, risks, charges, expenses and other information about the Fund, which may not be detailed in this report.

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Shareholder,

We are pleased to present this Annual Report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the year ended December 31, 2007. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

The Fund has been in operation for slightly more than two and a half years, and while we are not completely satisfied with LOR’s Net Asset Value (“NAV”) performance in 2007, the longer-term performance record of the Fund remains very favorable. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of December 31, 2007)

For the fourth quarter of 2007, the Fund’s NAV performance declined by 2.5%, while the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”) lost 1.8%. For the full year 2007, the Fund’s NAV return of 7.8% trailed the Index return of 11.7%. However, the Fund’s since-inception annualized NAV return of 18.9% has outperformed the Index return of 17.7%. Shares of LOR ended the fourth quarter of 2007 with a market price of $19.45, representing a 3.8% discount to the Fund’s NAV of $20.21. The Fund’s net assets were $139.0 million as of December 31, 2007, with total leveraged assets of $198.3 million, representing 29.8% leverage.

We believe that LOR’s investment thesis remains sound, as demonstrated by the Fund’s favorable NAV performance since inception. Unfortunately, fourth quarter performance for the Fund’s world equity portfolio detracted from overall returns, as holdings in financial stocks and other companies exposed to U.S. housing underperformed amid the financial crisis and turmoil in the credit markets. However, returns for the smaller, short-duration1 emerging market currency and debt portion of the Fund were extremely favorable throughout the fourth quarter and 2007, and have been a meaningful positive contributor to performance of the Fund this year, and since inception.

As of December 31, 2007, 65.9% of the Fund’s total leveraged assets consisted of world equities, 33.1% consisted of emerging market currency and debt instruments, while the remaining 1.0% consisted of cash and other assets.

Declaration of Dividends

The Fund’s Board of Directors has declared a monthly dividend distribution of $0.1167 per share on the Fund’s outstanding stock each month since inception. In addition, in September and December of 2007, the Fund made additional required distributions of accumulated income and net realized capital gains. The cumulative distributions for the last 12 months ended December 31, 2007 totaled $4.3823 per share, representing a market yield of 22.5% (including distributed capital gains), based on the share price of $19.45 at the close of NYSE trading on December 31, 2007. Note that LOR does not pay a managed distribution, and, as such, there has been no return of capital to investors since the Fund’s inception.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio
(65.9% of total leveraged assets)

The Fund’s world equity portfolio is generally invested in 60 to 90 securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; HSBC Group, a U.K.-

Lazard World Dividend & Income Fund, Inc.
Investment Overview	(continued)

based banking group that provides a variety of international banking and financial services worldwide; Ford Otomotiv Sanayi, a Turkish manufacturer and distributor of motor vehicles (primarily commercial) and parts that offers its products under the Ford brand; and Nissen Holdings, a mail-order company based in Japan that is engaged in catalog and direct sales of a broad range of products and services.

As of December 31, 2007, 34.5% of the Fund’s world equity portfolio investments were based in North America, 18.3% were from the United Kingdom, 17.9% were based in Continental Europe (not including the United Kingdom), 10.9% were from Asia, 8.5% were from Australia and New Zealand, 7.4% were from Africa and the Middle East, and 2.5% were from Latin America. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at December 31, were financials (27.6%), which includes banks, insurance companies, and financial services companies, and telecommunication services (15.9%), a sector that encompasses those industries that provide voice, data, and video communication services. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the world equity portfolio was approximately 5.7% as of December 31, 2007.

World Equity Markets Review
Global stocks remained range-bound during the fourth quarter of 2007, as investors grappled with intensifying turmoil in the global credit markets set against continued resilient economic growth in many regions around the world. Stocks started the quarter strongly, continuing the rally that began after the U.S. Federal Reserve’s September rate cut. However, equities fell sharply in October, amid further large write-downs from various financial companies and continued turmoil in the inter-bank lending markets. From a sector perspective, more economically defensive groups such as utilities, consumer staples and telecom services stocks outperformed, based on expectations that credit market issues would depress future global growth. Energy stocks also performed well, despite concerns about slowing global growth, as crude oil prices stubbornly stayed above $90. Financials continued to lag, as this sector was most directly impacted by the tumult in the credit markets. Consumer discretionary stocks were also weak, due to the negative impact of declining housing prices on consumer confidence. From a regional perspective, emerging markets outperformed, based on expectations that economic growth in these regions may prove resilient even if the United States and Europe fall into recession. The Japanese market continued to lag amid signs that the economic recovery in Japan is fading. U.S. stocks lagged modestly, and European markets outperformed. Larger stocks continued to outperform smaller stocks globally, as they have since market volatility increased mid-year.

What Helped and What Hurt LOR
The Fund’s world equity portfolio is managed using a valuation-driven disciplined investment process, which focuses on the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. This process typically drives capital toward cash generative, shareholder-oriented companies that are currently out of favor with investors. For example, our overweight exposure to financials was predicated on the attractive yields available, which became increasingly appealing during 2007. However, as the seizure in the credit markets proved more protracted than anticipated and global financial institutions continued to report increasing losses associated with subprime-mortgage-backed trading, our overweight position hurt performance. Individual holdings with particular exposure to the subprime crisis, such as Citigroup, were badly hit. U.K. banks Lloyds TSB, Royal Bank of Scotland and Barclays also featured as some of the worst performers within the Fund. While credit losses and increased funding costs could depress profitability in the near term, we believe the recent volatility and strong negative sentiment towards this sector has created opportunities among high-quality financial franchises for the longer-term investor. In a period of market uncertainty, the defensive characteristics of the telecom services sector were broadly in demand with investors. Egyptian Mobile fared strongly, due to robust subscriber growth and continued emerging-markets strength. Telecom New Zealand also performed well, as investors sought out the relative stability offered by established telecom services operators. Unsurprisingly,

Lazard World Dividend & Income Fund, Inc.
Investment Overview	(continued)

consumer staples also thrived in the market uncertainty, with tobacco stocks featuring prominently among the portfolio’s best performers. Souza Cruz, which enjoys a 70% market share in Brazil, fared well, while Reynolds American, British American Tobacco and Rothmans, a Canadian tobacco distribution company, all chipped in with solid returns. Weak performances by Kingfisher, a U.K. home improvement and DIY retail group that owns B&Q, and Centerplate, a U.S. provider of food and related services including refreshments at New York’s Yankee baseball stadium, held back returns in the consumer discretionary sector. Concerns over conditions in the U.K. housing market are weighing on U.K. consumer confidence, making trading more challenging for retailers such as Kingfisher. Centerplate, a small-cap stock, suffered from a lack of liquidity in its share trading towards the end of the year.

Emerging Market Currency and Debt Portfolio
(33.1% of total leveraged assets)

The Fund also seeks enhanced income through investments in high-yielding, short-duration (typically, under one year) emerging market forward currency contracts and local currency debt instruments. As of December 31, 2007, this portfolio consisted primarily of forward currency contracts (67.3%) and a smaller allocation to sovereign debt obligations (28.3%) and structured notes (4.4%). The average duration of the emerging market currency and debt portfolio was approximately 9.2 months, as of December 31, with an average yield of 7.0%.[2]

Emerging Market Currency and Debt Market Review
The final quarter of 2007 saw the continuation of the volatility related to the subprime meltdown from the previous quarter. In the United States, several indicators, ranging from jobless claims to consumer confidence, pointed to a slowdown in economic growth. Volatility in shorter duration money markets persisted, as even overnight lending rates jumped wildly above the federal funds target rate. The U.S. Federal Reserve, once again, tried to assuage fears with looser monetary policy, lowering the policy rate by 50 basis points to 4.25%. Along with the Bank of England, Bank of Canada and the European Central Bank, a term auction facility, aimed at easing credit concerns, was also announced. Emerging markets were mostly unaffected by the noise. Monetary policy continued to delink from the U.S. Federal Reserve, as several central banks, ranging from China in Asia to Nigeria in Africa, hiked rates even in the face of urgent easing in the United States. For the most part, improved fundamentals allow these countries to direct policy in a way that is more appropriate to domestic issues. Rising food prices are a very important dynamic, especially in emerging markets where the poorest are disproportionately impacted. The fact that food gets a larger weight in the CPI baskets of emerging economies than it does in wealthier nations also means that its impact on headline inflation and expectations is more serious. Currency appreciation remains a favored tool to fight this development, as central banks facing the strongest inflationary pressures have been most tolerant of allowing their currencies to strengthen. With U.S. growth largely dependent on the slowing consumer, we have tried to position the portfolio in countries that we believe are well placed to weather a shock in this space.

What Helped and What Hurt LOR
The globally diversified emerging market currency and local debt portfolio achieved strong annual and quarterly returns from both interest rate yield and currency appreciation. Throughout the course of 2007, the Investment Manager has steadily reduced the Fund’s exposure to emerging local currency and debt markets with high sensitivity to global equity market volatility and directionality, U.S. consumption trends, and leveraged global capital flows. Avoidance of or limited exposure to local markets such as Mexico, South Korea, Taiwan, South Africa, Romania, the Baltic States, and Kazakhstan are some examples.

The portfolio’s exposures in all six regions materially outperformed LIBOR for the fourth quarter and full year 2007. In the Middle East, performance was driven by Turkey (good security selection and active management in Turkish currency and local debt markets) and Israel (robust growth, steep yield curve, and positive balance of payments position). In Latin America, continued strong growth, a healthy commodity price environment, and buoyant capital inflows provided balance of payment support for the region’s local markets, especially Brazil. In Africa, exposures in uncorrelated “Frontier” countries such as Egypt, Nigeria, Tanzania, Mauritius, and Uganda drove

Lazard World Dividend & Income Fund, Inc.
Investment Overview	(continued)

results. Good country selection in Asia, notably the Philippines, India, Malaysia and Singapore, drove most of the region’s contribution. In Europe, strong Polish and Slovakian growth alongside high quality financing of current account deficits and Hungary’s healthy yield and improving fundamentals (shrinking fiscal and external imbalances) prompted gains. In the CIS/Baltic region, Russia’s current and capital account surpluses led to continued strong performance.

Notes to Investment Overview:

[1]
A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2007; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard World Dividend & Income Fund, Inc.
Investment Overview	(continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index*

LOR at Market Price	$14,373
LOR at Net Asset Value	15,448
MSCI ACWI Index	15,043

Average Annual Total Returns* Periods Ended December 31, 2007

	One	Since
	Year	Inception**
Market Price	0.22%	15.54%
Net Asset Value	7.76	18.90
MSCI ACWI Index	11.66	17.65

*
All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview	(concluded)

Ten Largest Equity Holdings December 31, 2007
Security	Value	Percentage of Net Assets
Eni SpA	$ 5,806,023	4.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	5,429,810	3.9
Bank of America Corp.	4,674,758	3.4
The Dow Chemical Co.	4,032,666	2.9
OPAP SA	3,915,654	2.8
Lloyds TSB Group PLC	3,793,543	2.7
Reynolds American, Inc.	3,640,992	2.6
Royal Dutch Shell PLC, A Shares	3,539,258	2.6
Egyptian Company for Mobile Services	3,469,746	2.5
Telstra Corp., Ltd. Installment Receipts	3,397,831	2.4

Portfolio Holdings Presented by Sector December 31, 2007
Sector	Percentage of Total Investments
Consumer Discretionary	8.6%
Consumer Staples	6.8
Emerging Markets Debt Obligations	14.1
Energy	10.1
Financials	23.3
Health Care	3.6
Industrials	5.1
Information Technology	4.6
Limited Partnership Units	0.9
Materials	7.5
Telecommunication Services	13.5
Utilities	1.5
Short-Term Investments	0.4
Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
December 31, 2007

Description	Shares	Value
Common Stocks—93.0%
Australia—5.8%
Amcor, Ltd. (c)	174,287	$1,057,456
Lion Nathan, Ltd. (c)	159,456	1,345,500
Macquarie Infrastructure Group (c)	479,400	1,275,440
TABCORP Holdings, Ltd. (c)	76,800	996,679
Telstra Corp., Ltd. Installment Receipts (c), (f)	1,220,740	3,397,831
Total Australia		8,072,906
Brazil—2.3%
Redecard SA	40,700	658,517
Souza Cruz SA (c)	93,800	2,539,977
Total Brazil		3,198,494
Canada—1.1%
Rothmans, Inc.	52,500	1,345,813
Telus Corp	3,800	190,356
Total Canada		1,536,169
Egypt—2.5%
Egyptian Company for Mobile Services	94,054	3,469,746
Finland—0.6%
Sampo Oyj, A Shares	32,000	845,884
France—3.8%
Axa	39,170	1,568,584
Euler Hermes SA	3,900	483,358
Gaz de France	35,100	2,052,719
Total SA	14,047	1,167,142
Total France		5,271,803
Greece—3.5%
Motor Oil (Hellas) Corinth Refineries SA	40,100	926,326
OPAP SA	97,673	3,915,654
Total Greece		4,841,980
India—0.9%
Oil and Natural Gas Corp., Ltd.	40,689	1,278,016
Israel—2.4%
Bank Hapoalim BM	656,918	3,280,323
Italy—6.7%
Eni SpA	158,529	5,806,023
Intesa Sanpaolo	320,700	2,536,638
Mediaset SpA	98,400	993,393
Total Italy		9,336,054
Japan—3.0%
Ichiyoshi Securities Co., Ltd.	85,300	774,240
Nissen Holdings Co., Ltd.	81,400	504,219
Nomura Holdings, Inc.	53,800	912,599
Description	Shares	Value
SBI Holdings, Inc.	2,205	$602,987
Sega Sammy Holdings, Inc.	64,100	799,278
Tokyo Gas Co., Ltd.	128,000	599,239
Total Japan		4,192,562
Malaysia—0.7%
British American Tobacco Malaysia Berhad	82,000	1,022,830
Mexico—1.2%
Kimberly-Clark de Mexico SAB de CV, Series A	371,900	1,623,994
Netherlands—2.5%
Royal Dutch Shell PLC, A Shares	84,200	3,539,258
New Zealand—2.1%
Telecom Corp. of New Zealand, Ltd.	883,878	2,958,819
Norway—0.5%
Prosafe ASA	41,000	713,556
South Africa—2.1%
Kumba Iron Ore, Ltd.	42,600	1,776,467
Pretoria Portland Cement Co., Ltd.	167,009	1,068,373
Total South Africa		2,844,840
South Korea—0.7%
Kookmin Bank	12,800	943,539
Switzerland—0.8%
UBS AG	23,400	1,083,037
Taiwan—4.8%
Taiwan Mobile Co., Ltd.	933,000	1,251,306
Taiwan Semiconductor Manufacturing Co., Ltd.	2,840,535	5,429,810
Total Taiwan		6,681,116
Turkey—0.8%
Ford Otomotiv Sanayi AS	105,700	1,091,039
United Kingdom—14.4%
Barclays PLC	167,500	1,680,465
GlaxoSmithKline PLC	42,200	1,074,403
HSBC Holdings PLC	150,307	2,519,274
Kingfisher PLC	504,015	1,460,794
Lloyds TSB Group PLC (c)	403,756	3,793,543
Old Mutual PLC (c)	630,600	2,103,837
Premier Foods PLC	235,000	957,802
Royal Bank of Scotland Group PLC	171,202	1,513,129
Taylor Wimpey PLC	121,100	489,958
United Utilities PLC	115,300	1,735,142
Vodafone Group PLC (c)	723,089	2,703,158
Total United Kingdom		20,031,505

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments	(continued)
December 31, 2007

Description	Shares	Value
United States—29.8%
Altria Group, Inc. (c)	19,500	$1,473,810
Bank of America Corp. (c)	113,300	4,674,758
Bristol-Myers Squibb Co. (c)	46,000	1,219,920
CBL & Associates Properties, Inc.	38,800	927,708
Centerplate, Inc. IDS	66,100	596,222
Cinemark Holdings, Inc.	57,500	977,500
Citigroup, Inc. (c)	83,200	2,449,408
Citizens Communications Co. (c)	253,000	3,220,690
Du Pont (E.I.) de Nemours & Co. (c)	34,000	1,499,060
First Horizon National Corp. (c)	42,200	765,930
Huntington Bancshares, Inc. (c)	142,400	2,101,824
Idearc, Inc.	74,700	1,311,732
Louisiana-Pacific Corp. (c)	67,100	917,928
Masco Corp.	133,500	2,884,935
Pfizer, Inc. (c)	144,200	3,277,666
Reynolds American, Inc. (c)	55,200	3,640,992
RPM International, Inc.	50,800	1,031,240
The Dow Chemical Co. (c)	102,300	4,032,666
United Online, Inc. (c)	81,800	966,876
USA Mobility, Inc. (a)	80,600	1,152,580
Verizon Communications, Inc. (c)	51,500	2,250,035
Total United States		41,373,480
Total Common Stocks
(Identified cost $127,611,692)		129,230,950
Limited Partnership
Units—0.9%
United States—0.9%
Energy Transfer Equity LP	13,300	468,559
Enterprise GP Holdings LP	11,700	433,134
Enterprise Products Partners LP	12,600	401,688
Total United States		1,303,381
Total Limited Partnership Units
(Identified cost $1,224,303)		1,303,381

Description	Principal Amount (000) (d)	Value
Foreign Government Obligations—12.8%
Costa Rica—0.0%
Costa Rican Bono de Estabilizacion
Monetaria, 13.35%, 09/24/08	100	210
Description	Principal Amount (000) (d)	Value
Egypt—4.1%
Egypt Treasury Bills:
0.00%, 01/22/08	5,850	$1,055,985
0.00%, 02/12/08	9,975	1,793,285
0.00%, 04/15/08	1,850	328,598
0.00%, 05/13/08	2,600	459,033
0.00%, 05/27/08	9,575	1,685,877
0.00%, 06/10/08	1,725	302,900
Total Egypt		5,625,678
Ghana—0.2%
Ghanaian Government Bond, 13.50%, 03/30/10	330	337,904
Hungary—1.5%
Hungarian Government Bonds:
6.50%, 08/12/09	103,210	586,700
6.25%, 08/24/10	271,910	1,524,765
Total Hungary		2,111,465
Israel—1.0%
Israeli Government Bond, 5.50%, 02/28/17	5,471	1,352,440
Mexico—0.6%
Mexican Bonos,
9.00%, 12/20/12	9,367	892,818
Poland—0.4%
Polish Government Bond,
5.25%, 10/25/17	1,559	602,416
Turkey—5.0%
Turkish Government Bonds:
0.00%, 08/13/08	1,100	853,726
0.00%, 02/04/09	2,575	1,853,153
0.00%, 05/06/09	1,349	935,031
14.00%, 01/19/11	3,809	3,270,341
Total Turkey		6,912,251
Total Foreign Government Obligations
(Identified cost $16,886,881)		17,835,182
Structured Notes—2.7%
Brazil—1.9%
Citigroup Funding, Inc. Brazil Inflation-Indexed Currency and Credit Linked Unsecured Note NTN-B:
6.80%, 05/18/09 (e)	557	767,104
7.75%, 08/17/10 (e)	698	964,041
7.65%, 05/18/15 (e)	659	870,435
Total Brazil		2,601,580

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments	(continued)
December 31, 2007

Description	Principal Amount (000) (d)	Value
Colombia—0.8%
Citigroup Funding, Inc. Colombia TES Credit Linked Unsecured Note, 10.28%, 04/27/12 (e)	251	$309,437
JPMorgan Chase & Co. Colombian Peso Linked Note, 10.82%, 11/14/10 (e)	800	768,790
Total Colombia		1,078,227
Total Structured Notes
(Identified cost $2,952,169)		3,679,807
Description	Principal Amount (000)	Value
Repurchase Agreement—0.4%
State Street Bank and Trust Co., 0.70%, 01/02/08 (Dated 12/31/07, collateralized by $535,000 United States Treasury Note, 5.125%, 06/30/11, with a value of $567,100) Proceeds of $553,022 (Identified cost $553,000) (c)	$553	$553,000
Total Investments—109.8%
(Identified cost $149,228,045) (b)		$152,602,320

Liabilities in Excess of Cash and Other Assets—(9.8)%		(13,578,337)
Net Assets—100.0%		$139,023,983

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments	(continued)
December 31, 2007

Forward Currency Purchase Contracts open at December 31, 2007:

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation
AED	01/23/08	3,220,656	$879,000	$880,410	$1,410	$—
AED	01/28/08	2,760,469	754,000	755,261	1,261	—
AED	01/28/08	2,379,000	654,021	650,891	—	3,130
AED	02/26/08	2,369,442	654,000	649,010	—	4,990
AED	03/12/08	3,714,146	1,027,000	1,017,677	—	9,323
ARS	01/07/08	521,400	165,000	165,423	423	—
ARS	01/16/08	3,014,746	956,000	955,731	—	269
ARS	01/23/08	1,622,818	504,999	514,151	9,152	—
ARS	01/28/08	1,222,230	392,999	387,066	—	5,933
ARS	02/25/08	285,953	89,999	90,312	313	—
BRL	06/18/08	361,692	196,999	198,258	1,259	—
BRL	11/13/08	4,735,053	2,591,000	2,523,694	—	67,306
COP	01/14/08	1,601,950,000	796,000	792,262	—	3,738
COP	01/23/08	996,696,000	508,000	492,185	—	15,815
COP	01/31/08	1,526,610,000	755,000	752,858	—	2,142
GHC	01/09/08	722,376	762,000	745,047	—	16,953
GHC	01/14/08	175,177	185,000	180,491	—	4,509
GHC	02/20/08	290,000	292,959	296,469	3,510	—
GHC	03/13/08	169,223	175,982	172,179	—	3,803
GHC	03/18/08	212,000	212,318	215,473	3,155	—
GHC	03/20/08	248,000	257,368	251,956	—	5,412
GHC	03/27/08	54,000	55,779	54,780	—	999
GHC	03/28/08	54,000	55,779	54,768	—	1,011
GHC	07/21/08	459,895	470,000	453,486	—	16,514
HUF	02/14/08	173,198,685	1,005,000	998,366	—	6,634
HUF	02/29/08	144,365,483	800,186	831,321	31,135	—
HUF	02/29/08	293,786,800	1,660,000	1,691,756	31,756	—
IDR	01/14/08	5,385,300,000	580,000	573,045	—	6,955
IDR	01/17/08	4,955,820,000	547,000	527,282	—	19,718
IDR	01/22/08	7,000,320,000	768,000	744,663	—	23,337
IDR	01/22/08	3,609,900,000	382,000	384,005	2,005	—
IDR	01/22/08	11,146,260,000	1,182,000	1,185,689	3,689	—
ILS	03/11/08	3,460,367	842,000	899,078	57,078	—
ILS	06/11/08	3,386,640	824,000	878,865	54,865	—
ILS	07/07/08	3,750,048	898,000	972,720	74,720	—
INR	01/07/08	27,626,840	698,000	700,601	2,601	—
INR	01/11/08	34,483,500	873,000	874,253	1,253	—
INR	01/22/08	28,298,970	713,000	716,942	3,942	—
KRW	01/24/08	701,246,250	747,000	750,583	3,583	—
KWD	02/19/08	191,120	702,000	700,881	—	1,119
KWD	02/27/08	154,754	565,000	567,743	2,743	—
KWD	02/28/08	297,000	1,092,715	1,089,655	—	3,060
KZT	02/11/08	44,075,000	360,384	361,588	1,204	—
MUR	01/03/08	7,792,087	243,000	276,703	33,703	—
MUR	02/29/08	9,445,000	312,930	332,453	19,523	—
MXN	01/07/08	616,643	57,000	56,471	—	529

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments	(continued)
December 31, 2007

Forward Currency Purchase Contracts open at December 31, 2007 (continued):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation
MXN	02/29/08	3,720,704	$338,000	$339,525	$1,525	$—
MXN	03/31/08	3,059,937	270,000	278,542	8,542	—
MYR	01/08/08	1,911,875	575,000	578,258	3,258	—
MYR	01/11/08	1,793,616	528,000	542,535	14,535	—
MYR	01/14/08	2,143,013	645,000	648,275	3,275	—
MYR	02/13/08	1,977,861	597,000	598,814	1,814	—
MYR	02/28/08	196,057	59,000	59,383	383	—
MYR	03/28/08	1,580,176	461,500	479,017	17,517	—
MYR	05/20/08	2,078,320	626,000	630,816	4,816	—
NGN	01/10/08	95,347,000	747,145	807,671	60,526	—
NGN	01/14/08	104,862,000	821,606	888,271	66,665	—
NGN	03/07/08	99,055,813	784,000	825,298	41,298	—
PEN	04/02/08	610,080	205,000	204,615	—	385
PEN	04/03/08	619,840	208,000	207,885	—	115
PEN	05/19/08	2,294,600	770,000	768,988	—	1,012
PEN	05/23/08	2,170,808	723,000	727,453	4,453	—
PEN	05/30/08	2,213,757	742,000	741,760	—	240
PHP	01/11/08	36,281,700	819,000	878,657	59,657	—
PHP	01/22/08	10,131,750	225,000	245,265	20,265	—
PHP	01/25/08	19,458,680	436,000	470,994	34,994	—
PHP	01/30/08	31,967,280	696,000	773,615	77,615	—
PHP	02/11/08	25,210,900	559,000	609,837	50,837	—
PHP	02/13/08	57,314,447	1,245,000	1,386,301	141,301	—
PLN	02/22/08	3,133,899	1,118,000	1,272,883	154,883	—
PLN	02/22/08	1,006,760	400,000	408,912	8,912	—
RUB	02/01/08	101,653,000	3,829,431	4,142,247	312,816	—
RUB	02/11/08	15,120,952	616,000	616,075	75	—
RUB	02/26/08	11,889,190	461,000	484,301	23,301	—
RUB	05/23/08	16,375,000	638,775	665,940	27,165	—
RUB	09/19/08	16,102,170	549,000	652,072	103,072	—
SGD	01/24/08	1,091,742	749,000	759,813	10,813	—
SKK	01/17/08	11,775,072	519,000	512,434	—	6,566
SKK	01/31/08	17,893,975	775,000	778,852	3,852	—
SKK	02/27/08	16,921,800	721,911	737,011	15,100	—
TRY	01/28/08	175,750	148,000	148,551	551	—
TZS	01/18/08	220,744,000	164,000	190,800	26,800	—
TZS	01/22/08	217,350,000	161,000	187,760	26,760	—
TZS	02/05/08	257,664,000	183,000	222,116	39,116	—
TZS	02/06/08	353,556,000	252,000	304,729	52,729	—
TZS	04/16/08	567,840,000	416,000	482,381	66,381	—
TZS	04/21/08	393,870,000	285,000	334,203	49,203	—
TZS	04/30/08	512,913,902	376,589	434,302	57,713	—
TZS	06/11/08	347,983,200	255,000	291,798	36,798	—
UAH	01/15/08	1,810,000	360,737	358,150	—	2,587
UAH	01/22/08	1,791,000	356,382	354,154	—	2,228
UAH	01/23/08	1,800,000	358,744	355,900	—	2,844
UAH	01/29/08	3,390,978	673,000	670,087	—	2,913
UAH	02/12/08	1,356,750	270,000	267,778	—	2,222
UAH	02/19/08	2,740,165	541,000	540,492	—	508
UAH	02/20/08	3,262,300	646,000	643,427	—	2,573
UAH	02/21/08	1,276,858	254,000	251,814	—	2,186

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
December 31, 2007

Forward Currency Purchase Contracts open at December 31, 2007 (concluded):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation
UAH	02/28/08	1,449,350	$287,000	$285,660	$—	$1,340
UAH	03/03/08	1,959,750	390,000	386,128	—	3,872
UGX	01/07/08	380,228,000	216,963	223,767	6,804	—
UGX	01/10/08	227,700,000	128,826	133,945	5,119	—
UGX	01/11/08	526,060,000	290,000	309,411	19,411	—
UGX	01/14/08	324,826,000	190,465	190,969	504	—
UGX	01/18/08	404,028,000	236,767	237,397	630	—
UGX	02/29/08	290,709,000	166,500	169,581	3,081	—
UGX	05/16/08	350,880,000	204,000	202,031	—	1,969
UGX	05/30/08	295,537,500	166,500	169,696	3,196	—
Total Forward Currency Purchase Contracts			$60,678,258	$62,433,843	$2,012,344	$256,759

Forward Currency Sale Contracts open at December 31, 2007:

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation
ARS	01/16/08	1,330,088	$424,000	$421,663	$2,337	$—
ARS	01/23/08	2,343,186	746,000	742,382	3,618	—
BRL	01/28/08	1,213,056	648,000	678,565	—	30,565
COP	01/14/08	1,043,854,320	519,000	516,250	2,750	—
EUR	01/24/08	411,000	589,900	601,167	—	11,267
EUR	02/27/08	504,000	721,911	737,414	—	15,503
HUF	01/22/08	103,932,883	589,189	600,078	—	10,889
HUF	02/29/08	144,365,483	757,943	831,321	—	73,378
ILS	01/22/08	2,421,484	614,808	629,167	—	14,359
ILS	01/22/08	3,204,642	820,000	832,652	—	12,652
MUR	01/03/08	3,461,000	121,439	122,903	—	1,464
MUR	01/03/08	4,331,087	151,968	153,800	—	1,832
MXN	01/07/08	10,213,103	934,000	935,304	—	1,304
MXN	02/29/08	3,720,704	340,602	339,525	1,077	—
MXN	03/31/08	3,059,937	279,566	278,542	1,024	—
PHP	01/11/08	47,351,500	1,141,000	1,146,742	—	5,742
RUB	02/26/08	11,889,190	468,632	484,301	—	15,669
RUB	05/23/08	16,375,000	645,384	665,940	—	20,556
TRY	01/28/08	1,540,000	1,265,823	1,301,668	—	35,845
TRY	10/10/08	2,080,000	1,588,999	1,625,948	—	36,949
TZS	01/17/08	790,032,000	678,139	682,960	—	4,821
TZS	01/18/08	220,744,000	187,163	190,800	—	3,637
TZS	01/22/08	217,350,000	189,863	187,760	2,103	—
TZS	01/22/08	331,687,500	290,000	286,532	3,468	—
TZS	02/06/08	72,543,000	60,961	62,525	—	1,564
TZS	06/11/08	347,983,200	263,634	291,798	—	28,164
UGX	01/07/08	380,228,000	222,877	223,767	—	890
UGX	01/10/08	227,700,000	133,470	133,945	—	475
UGX	01/14/08	324,826,000	190,383	190,969	—	586
Total Forward Currency Sale Contracts			$15,584,654	$15,896,388	16,377	328,111
Gross unrealized appreciation/depreciation on Forward Currency Contracts					$2,028,721	$584,870

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
December 31, 2007

(a)	Non-income producing security.
(b)
For federal income tax purposes, the aggregate cost was $149,327,303, aggregate gross unrealized appreciation was $14,210,065, aggregate gross unrealized depreciation was $10,935,048 and the net unrealized appreciation was $3,275,017.

(c)	Segregated security for forward currency contracts.
(d)	Principal amount denominated in respective country’s currency unless otherwise specified.
(e)
Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2007, these securities amounted to 2.7% of net assets and are not considered to be liquid. Principal amount denominated in U.S. dollars. Interest rate shown reflects current yield as of December 31, 2007.

(f)
Indicates an equity issuance in which the Fund does not pay the full value of the issue up front. In the purchase of an installment receipt, an initial payment is made to the issuer at the time the issue closes and the remaining balance must be paid in installments, typically within a two-year period. The Fund is still entitled to full voting rights and dividends.

Security Abbreviations:						Portfolio holdings by industry (as percentage of net assets):
IDS	—	Income Deposit Security
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B				Industry
TES	—	Titulos de Tesoreria				Alcohol & Tobacco	8.2%
						Automotive	0.8
Currency Abbreviations:						Banking	14.4
AED	—	United Arab Emirates	MUR	—	Mauritian Rupee	Chemicals	4.7
		Dirham	MXN	—	Mexican Peso	Commercial Services	1.4
ARS	—	Argentine Peso	MYR	—	Malaysian Ringgit	Computer Software	0.7
BRL	—	Brazilian Real	NGN	—	Nigerian Naira	Consumer Products	0.6
COP	—	Colombian Peso	PEN	—	Peruvian New Sol	Drugs	4.0
EUR	—	Euro	PHP	—	Philippine Peso	Electric	1.2
GHC	—	Ghanaian Cedi	PLN	—	Polish Zloty	Energy Exploration & Production	0.9
HUF	—	Hungarian Forint	RUB	—	Russian Ruble	Energy Integrated	8.2
IDR	—	Indonesian Rupiah	SGD	—	Singapore Dollar	Energy Services	1.5
ILS	—	Israeli Shekel	SKK	—	Slovenska Koruna	Financial Services	8.9
INR	—	Indian Rupee	TRY	—	New Turkish Lira	Food & Beverages	0.7
KRW	—	South Korean Won	TZS	—	Tanzanian Shilling	Forest & Paper Products	2.6
KWD	—	Kuwaiti Dinar	UAH	—	Ukranian Hryvnia	Gas Utilities	1.9
KZT	—	Kazak Tenge	UGX	—	Ugandan Shilling	Housing	3.2
						Insurance	2.1
						Leisure & Entertainment	5.0
						Metals & Mining	1.3
						Real Estate	0.7
						Retail	1.4
						Semiconductors & Components	3.9
						Telecommunications	14.7
						Transportation	0.9
						Subtotal	93.9
						Foreign Government Obligations	12.8
						Structured Notes	2.7
						Repurchase Agreement	0.4
						Total Investments	109.8%

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Assets and Liabilities
December 31, 2007

ASSETS
Investments in securities, at value (cost $149,228,045)	$152,602,320
Cash	752
Foreign currency, at value (cost $222,667)	223,258
Receivables for:
Investments sold	1,685,928
Dividends and interest	1,061,368
Gross appreciation on forward currency contracts	2,028,721
Total assets	157,602,347
LIABILITIES
Payables for:
Management fees	158,276
Accrued directors’ fees	4,018
Line of credit outstanding	15,700,000
Investments purchased	1,889,630
Gross depreciation on forward currency contracts	584,870
Other accrued expenses and payables	241,570
Total liabilities	18,578,364
Net assets	$139,023,983
NET ASSETS
Paid in capital	$131,616,913
Distributions in excess of net investment income	(62,113)
Accumulated undistributed net realized gain	2,625,035
Net unrealized appreciation on:
Investments	3,374,275
Foreign currency and forward currency contracts	1,469,873
Net assets	$139,023,983

Shares of common stock outstanding*	6,880,183
Net assets per share of common stock	$20.21
Market value per share	$19.45

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statement of Operations
For the year ended December 31, 2007

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $402,671)	$8,231,779
Interest	1,688,182
Total investment income	9,919,961
Expenses:
Management fees	2,049,131
Custodian fees	180,202
Professional services	126,713
Administration fees	74,858
Shareholders’ reports	71,765
Shareholders’ services	42,437
Shareholders’ meeting	25,611
Directors’ fees and expenses	20,608
Other	50,136
Total gross expenses before interest expense	2,641,461
Interest expense	555,520
Total gross expenses	3,196,981
Expense reductions	(6,417)
Net expenses	3,190,564
Net investment income	6,729,397
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on:
Investments (net of foreign capital gains taxes of $26,887)	15,632,555
Foreign currency and forward currency contracts	4,354,196
Total net realized gain on investments, foreign currency and forward currency contracts	19,986,751
Net change in unrealized appreciation (depreciation) on:
Investments	(14,939,156)
Foreign currency and forward currency contracts	333,174
Total net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(14,605,982)
Net realized and unrealized gain on investments and foreign currency	5,380,769
Net increase in net assets resulting from operations	$12,110,166

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$6,729,397	$7,442,754
Net realized gain on investments and foreign currency	19,986,751	19,364,255
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(14,605,982)	14,331,637
Net increase in net assets resulting from operations	12,110,166	41,138,646
Distributions to Stockholders:
From net investment income	(11,823,595)	(10,041,634)
From net realized gains	(18,327,432)	(11,971,007)
Net decrease in net assets resulting from distributions	(30,151,027)	(22,012,641)
Capital Stock Transactions:
Net proceeds from reinvestment of distributions	—	3,052,486
Net increase in net assets from capital stock transactions	—	3,052,486
Total increase (decrease) in net assets	(18,040,861)	22,178,491
Net assets at beginning of year	157,064,844	134,886,353
Net assets at end of year*	$139,023,983	$157,064,844
*Includes undistributed (distributions in excess of) net investment income of	$(62,113)	$56,218

Transactions in Capital Shares:
Common shares outstanding at beginning of year	6,880,183	6,745,237
Shares issued to stockholders from reinvestment of distributions	—	134,946
Net increase	—	134,946
Common shares outstanding at end of year	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Financial Highlights
Selected data for a share of common stock outstanding throughout each period:

	Year Ended		For the Period 6/28/05* to 12/31/05
	12/31/07	12/31/06
Net asset value, beginning of period	$22.83	$20.00	$19.06 (a)
Income from investment operations:
Net investment income	0.98	1.11	0.26
Net realized and unrealized gain	0.78	4.98	1.40
Total from investment operations	1.76	6.09	1.66
Less distributions from:
Net investment income	(1.72)	(1.49)	(0.72)
Net realized gains	(2.66)	(1.77)	—
Total distributions	(4.38)	(3.26)	(0.72)
Net asset value, end of period	$20.21	$22.83	$20.00
Market value, end of period	$19.45	$23.77	$17.76
Total Return based upon:
Net asset value (b)	7.76%	31.79%	8.77%
Market value (b)	0.22%	55.29%	(7.64)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$139,024	$157,065	$134,886
Ratios to average net assets:
Net expenses (c)	1.99%	1.90%	2.00%
Gross expenses (c)	2.00%	1.90%	2.00%
Gross expenses excluding interest expense (c)	1.65%	1.59%	1.79%
Net investment income (c)	4.20%	5.04%	2.65%
Portfolio turnover rate	93%	99%	37%

*	Commencement of operations.
(a)	Net of initial sales load, underwriting and offering costs of $0.94 per share.
(b)
Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Period of less than one year is not annualized.

(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements
December 31, 2007

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contract. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 331⁄3% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 331⁄3% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the lever-aged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of Common Stock and, with respect to borrowings, the possibility either that the Fund’s return will fall if the

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2007

interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater net asset value decrease also will tend to cause a greater decline in the market price of the Fund’s Common Stock. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(e) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Fund records a realized gain (loss)

equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized and unrealized gain (loss) on foreign currency in the Fund’s accompanying Statement of Operations.

(f) Structured Investments—The Fund may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(g) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended December 31, 2007, remains subject to examination by taxing authorities.

At December 31, 2007, the Fund had no unused realized capital loss carryforwards.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2007, the Fund had no net capital and currency losses arising between November 1, 2007 and December 31, 2007.

(h) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2007

ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions and wash sales. Book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to stockholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. However, the Fund will adjust the level of distribution as appropriate to seek to avoid making distributions that constitute a return of capital. The Fund is not required to maintain a stable level of distributions, or distributions at any particular rate.

The tax character of dividends and distributions paid during the years ended December 31 was as follows:

Ordinary Income		Long-Term Capital Gain
2007	2006	2007	2006
$20,151,369	$22,007,779	$9,999,658	$4,862

At December 31, 2007, the components of distributable earnings on a tax basis were $1,389,541 of undistributed ordinary income, $1,870,398 of undistributed long-term capital gain and $4,147,129 of net unrealized appreciation.

(i) Expense Reductions—When the Fund leaves excess cash in a demand deposit account, it may receive credits which are available to offset custody expenses. The Statement of Operations reports gross custody expenses, and reports the amount of such credits separately as an expense reduction.

(j) Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy consisting of equity securities of companies with market capitalizations of $3 billion or greater at the time of the Fund’s initial purchase. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 331⁄3% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations.

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2007

If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments.
A discussion of the most recent review and approval by the Fund’s Board of Directors of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information— Board Consideration of Management Agreement.”

	Fund’s management fee based on Total Leveraged Assets (includes	Typical management fee formula, calculated excluding
	Currency	Currency
Beginning assets of $1,000	Commitments)	Commitments
World Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$ 500	$ 500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$ 9.00

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administrative Agreement

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $60,000 per year, plus $4,000 per meeting attended ($1,500 per meeting attended by telephone and $1,000 for committee, sub- committee or certain other special meetings not held in conjunction with a Board meeting) for the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and

Lazard World Dividend & Income Fund, Inc.
Notes to Financial Statements (concluded)
December 31, 2007

Lazard Global Total Return and Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the year ended December 31, 2007 were $155,170,363 and $164,621,198, respectively.

For the year ended December 31, 2007, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund had a $15 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. Effective September 24, 2007, the committed line of credit was increased from $15 million to $30 million. The Fund may borrow the lesser of $30 million or 331⁄3% of its Total Leveraged Assets. Interest on borrowings is payable at the Federal Funds rate plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2007, the Fund had borrowings under the Agreement as follows:
Average Daily	Maximum Daily	Weighted Average
Loan Balance	Loan Outstanding	Interest Rate
$9,770,000	$15,700,000	5.53%

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. The Fund’s investments in emerging markets are exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Accounting Pronouncement

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management is evaluating the application of FAS 157 to the Fund, and believes the impact resulting from the adoption of FAS 157 will be limited to expanded disclosures in the Fund’s financial statements.

Lazard World Dividend & Income Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Lazard World Dividend & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lazard World Dividend & Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard World Dividend & Income Fund, Inc. as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 2008

Lazard World Dividend & Income Fund, Inc.
Proxy Voting Results
(unaudited)

The Annual Meeting of Stockholders was held on April 26, 2007, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•
three Class I Directors (Leon M. Pollack, Robert M. Solmson and Charles Carroll), each to serve for a three-year term expiring at the 2010 Annual Meeting and until his successor is duly elected and qualified; and

•	one Class II Director (Nancy A. Eckl), to serve for a one-year term expiring at the 2008 Annual Meeting and until her successor is duly elected and qualified.

Director	For	Withhold Authority
Leon M. Pollack	6,465,899	144,643
Robert M. Solmson	6,457,972	152,570
Charles Carroll	6,465,743	144,799
Nancy A. Eckl	6,463,368	147,174

Lazard World Dividend & Income Fund, Inc.
Investment Policy Change
(unaudited)

On November 29, 2007, the Fund’s Board of Directors approved the following changes to the Fund’s investment policies:

1.
a decrease, from 80% to 70%, in the minimum amount of the Fund’s assets invested in World Equity Investments consisting of selections from the 100 highest dividend yielding equity securities of small-, medium- and large-capitalization companies, selected from the current holdings of other accounts managed by the Investment Manager in “long only” relative value strategies (“Current Equity Holdings”) measured on a 12-month trailing basis, as determined each calendar quarter;

2.
an increase, from 5% to 10%, in the amount of world equity portfolio that may consist of equity securities that are not Current Equity Holdings but that the Investment Manager believes have attractive income potential;

3.	allow the Fund to write covered call options on securities and securities indexes (“covered calls”); and

4.	allow the Fund to invest up to 10% of its total assets in each of real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”).

The Investment Manager believes that changes #1 and #2 will increase the Fund’s core opportunity set in order to facilitate diversification and limit concentration risk and that changes #3 and #4 will enhance yield and diversification.

Covered Calls

There are various risks associated with writing covered calls. In effect, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Fund’s portfolio securities with the performance of the relevant index. Writing covered calls will generally limit the Fund’s ability to benefit from the full appreciation potential of its stock investments underlying the options, and the Fund retains the risk of loss (less premiums received) if the value of these stock invests declines. This combination of potentially limited appreciation and full depreciation over time may lead to erosion in the value of the Fund’s portfolio, and the Fund’s performance may be lower than it otherwise would have been if it did not engage in this strategy.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, the Investment Manager will attempt to maintain for the Fund written call option positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of securities held in the Fund’s stock portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund’s written call option positions will not correlate closely with changes in the market value of the corresponding securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in net losses to the Fund (including at times when the market values of securities held by the Fund are declining) that exceed option premiums received and any increase in value of the Fund’s corresponding portfolio securities.

When the Fund writes listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out an option position. The value of options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.

The Fund may write unlisted (over-the-counter) options, particularly with respect to foreign securities and indexes. Over-the- counter options differ from listed or exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an over-the-counter option position.

Lazard World Dividend & Income Fund, Inc.
Investment Policy Change	(continued)
(unaudited)

REITs

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax on its net income that is distributed and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from certain prescribed sources relating to real estate (including rents from real property and interest on loans secured by mortgages on real property), and distribute to stockholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for taxfree status under the Code or to maintain exemption from the Act.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

MLPs

The Fund may invest in equity securities of MLPs. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain

Lazard World Dividend & Income Fund, Inc.
Investment Policy Change	(concluded)
(unaudited)

significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or its business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)   If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)   If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the

Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years
Address(1)	(Since) and Term(2)	and Other Directorships Held
Board of Directors:
Class I—Directors with Term Expiring in 2010
Independent Directors:
Leon M. Pollack (67)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Vice-Chairman of the Board of Trustees, Adelphi University.
Robert M. Solmson (60)	Director (April 2005)	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis.
Interested Director(3):
Charles Carroll (47)	Chief Executive Officer, President and Director (April 2005)	Deputy Chairman and Head of Global Marketing of the Investment Manager.
Class II—Directors with Term Expiring in 2008
Independent Directors:
Kenneth S. Davidson (62)	Director (April 2005)
President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London.

Nancy A. Eckl (45)	Director (February 2007)
Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund; Trustee, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-I.

Lester Z. Lieberman (77)	Director (April 2005)
Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center.

Class III—Directors with Term Expiring in 2009
Independent Director:
Richard Reiss, Jr. (63)	Director (April 2005)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain.
Interested Director(3):
Ashish Bhutani (47)	Director (July 2005)	Chief Executive Officer of the Investment Manager.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)
Each Director also serves as a Director for each of the Lazard Funds (comprised of 20 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Act that is advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-828-5548.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information	(concluded)
(unaudited)

Name (Age)	Position(s) with the Fund
Address(1)	(Since) and Term(2)	Principal Occupation(s) During Past 5 Years
Officers:
Nathan A. Paul (35)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager.

Stephen St. Clair (49)	Treasurer	Vice President of the Investment Manager.

Brian Kawakami (58)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Investment Manager; Chief Compliance Officer at INVESCO, from July 2002 to April 2006.

Brian D. Simon (45)	Assistant Secretary	Director of the Investment Manager.

David A. Kurzweil (33)	Assistant Secretary	Vice President of the Investment Manager.

Cesar A. Trelles (33)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for Mutual Fund Finance Group at UBS Global Asset Management, from August 1998 to August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)
Each officer became an officer in April 2005, except Mr. Kawakami, who became an officer in August 2006. Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

Lazard World Dividend & Income Fund, Inc.
Other Information
(unaudited)

Tax Information
Year Ended December 31, 2007

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2007:

Of the dividends paid by the Fund, 38.27% of each dividend will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2007 1099-DIV.

Of the dividends paid by the Fund, 11.01% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, $6,876,101 has been designated as qualified short-term gains for purposes of exempting withholding of tax on such distributions to U.S. nonresident shareholders.

Certifications

The Fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that as of May 10, 2007 he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission (the “SEC”) on Forms N-CSR and N-Q contain certifications by the Fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund’s disclosure in such reports and certifications regarding the Fund’s disclosure controls and procedures and internal control over financial reporting.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At the meeting of the Fund’s Board of Directors held on December 17, 2007, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund and the Investment Manager (the “Management Agreement”). The Directors who are not interested persons (as defined in the Act) of the Fund (the “Independent Directors”) were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager gave a presentation to the Board about the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 20 funds comprises approximately $9 billion of the approximately $128 billion of total assets under the management of the Investment Manager and its global affiliates). The representatives of the Investment Manager noted that the Investment Manager provides realized benefits to the Fund through substantial investment in the Investment Manager’s global investment advisory business, including technology and operational support and significant marketing infrastructure. The Directors also considered information provided by the Investment Manager

Lazard World Dividend & Income Fund, Inc.
Other Information	(continued)
(unaudited)

regarding its personnel, resources, business reputation, financial condition and experience. The Directors agreed that the Fund benefits from the extensive services of the Investment Manager’s global platforms, and that such services are greater than those typically provided to a $9 billion fund complex such as that of the Fund and the other publicly-available Lazard funds. The Directors were provided with the Fund’s market price performance and market discount to net asset value and distributions.

Representatives of the Investment Manager discussed the nature, extent and quality of the services provided by the Investment Manager to the Fund. The Directors considered the various services provided by the Investment Manager to the Fund and considered the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of day-to-day operations of the Fund, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s extensive administrative, accounting and compliance infrastructure and agreed that the Fund benefits from the extensive services of the Investment Manager’s global platforms, and that such services are greater than those typically provided to a fund if it were not managed by a large, global firm such as the Investment Manager.

Comparative Performance and Advisory Fees and Expense Ratios

Directors reviewed the relative performance and advisory fees and expense ratio for the Fund, including comparative information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data. Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

The Directors noted that the Fund’s total return performance (based on net asset value) generally ranked in the median range, or above the median range, of its Lipper comparison group (“Group”) and Lipper category (“Category”). The Directors also discussed the advisory fees and current expense ratio for the Fund, and it was noted that they were in the upper range of those of the Group and Category. The Directors also noted that there were no funds in the Group or Category that pursued a strategy similar to that of the Fund’s strategy of investing in world equity securities and in currency forward contracts. There were no other accounts managed by the Investment Manager using the Fund’s investment strategy.

Fee Calculation

The Board was reminded of the method of calculating the Fund’s management fee and considered that the method of calculation of management fees based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in Global Equity Investments for the purposes of making Currency Investments, and considered the advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

The Board considered, (1) that this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) that traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments), and (3) that the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies—that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock, as for most closed-end investment companies. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain

Lazard World Dividend & Income Fund, Inc.
Other Information	(continued)
(unaudited)

emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

Procedures adopted by the Investment Manager in order to evaluate possible conflicts of interest that may arise from the fee calculation methodology, included the following: (1) no less frequently than monthly, decisions regarding the amount of the Fund’s allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund’s Chief Compliance Officer, and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these decisions and the reasons therefor and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund’s or the Investment Manager’s Chief Compliance Officer (as applicable), that the procedures had been complied with during the previous quarter. The Investment Manager representatives stated that such procedures had been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for the Fund concerning the expenses incurred, profits realized, by the Investment Manager and its affiliates resulting from the Management Agreement, including the projected dollar amount of expenses allocated and profit received by the Investment Manager and the method used to determine such expenses and profits. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from managing the Fund. The Investment Manager’s representatives stated that the Investment Manager’s broker-dealer affiliate is not currently used for brokerage purposes and that there is no ability for the Investment Manager to benefit from any money flow (float) in connection with transactions in the Fund’s shares. The Investment Manager’s representatives noted that the Investment Manager does obtain soft dollar research, as reviewed by the Board each quarter. The Directors agreed that the information provided substantiated statements of the Investment Manager representatives.

It was noted that the profitability percentage for the Fund was within ranges determined by appropriate court cases not to be so disproportionately large that it bore no reasonable relationship to the services rendered and, given the overall service levels, was thought not to be excessive, and the Board concurred with this analysis.

The Directors considered the Investment Manager’s profitability (projected for the 2007 calendar year) with respect to the Fund as part of their evaluation of whether the Fund’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services. The Directors evaluated the costs of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Fund in light of the relevant circumstances. It was noted that a discussion of economies of scale should be predicated on increasing assets and that because the Fund is a closed-end fund without daily inflows and outflows of capital there were not at this time significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets. The Directors determined that they would revisit potential economies of scale no later than when they next reviewed the investment advisory fee in connection with renewal of the Management Agreement. The Directors also considered potential benefits to the Investment Manager and its affiliates from the Investment Manager acting as investment adviser to the Fund.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•
The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, especially including the benefits of advisory and research services associated with a $128 billion global asset management business.

•	The Board was generally satisfied with the Fund’s performance.

Lazard World Dividend & Income Fund, Inc.
Other Information	(concluded)
(unaudited)

•
The Board concluded that the Fund’s fee paid to the Investment Manager was reasonable in light of the services provided, comparative advisory fee and expense ratio information, costs of the services provided and profits to be realized and other benefits derived or anticipated to be derived by the Investment Manager from the relationship with the Fund.

•
The Board determined that the Fund’s fee schedule is reasonable in light of current economies of scale and that there were not at this time significant economies of scale to be realized by the Investment Manager managing the Fund’s assets and that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement was in the best interests of the Fund and its stockholders.

[This page intentionally left blank.]

Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders or those who have received the prospectus covering shares of Common Stock of Lazard World Dividend & Income Fund, Inc. which contains information about management fees and other costs.

Lazard Asset Management LLC	30 Rockefeller Plaza	www.LazardNet.com
New York, NY 10112-6300

ITEM 2. CODE OF ETHICS.

     The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Directors (the “Board”) has determined that Lester Z. Lieberman and Robert M. Solmson, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Mr. Lieberman and Mr. Solmson are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,500 in 2006 and $50,000 in 2007.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliates which required pre-approval of the Audit Committee were $0.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,000 in 2006 and $6,000 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

The aggregate fees billed for the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0.

(d) All Other Fees. The aggregate fees billed for the Reporting Periods for products and services provided by the Auditor, other than the services reported above, were $0.

The aggregate fees billed for the Reporting Periods for non-audit services by the Auditor to Service Affiliates, other than the services reported above, which required pre-approval by the Audit Committee were $0.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee pre-approves the Auditor's engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and rendered to Service Affiliates for the Reporting Periods were $115,000 in 2006 and $185,000 in 2007.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an "interested person" as defined in the Investment Company Act of 1940, as amended, of the Registrant ("Independent Directors"):

Lester Z. Lieberman, Audit Committee Chairman
Kenneth S. Davidson
Nancy A. Eckl
Leon M. Pollack
Richard Reiss, Jr.
Robert M. Solmson

ITEM 6. SCHEDULE OF INVESTMENTS

                Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

The Registrant has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Registrant’s proxies in accordance with Lazard's proxy voting policy and guidelines (the "Voting Guidelines") that provide as follows:

•	Lazard votes proxies in the best interests of its clients.

•	Unless Lazard's Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

•	To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals ("Approved Guidelines") or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

•	Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client's overall best interests not to vote.

The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

•	vote as recommended by management in routine election or re-election of directors;

•	favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

•	vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Principal Portfolio Managers

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Registrant's portfolio:

James Donald is responsible for allocation of the Registrant's assets between World Equity Investments and Currency Investments (each, as defined in the notes to the Registrant's annual report to shareholders contained in Item 1) and overall management of the Registrant's portfolio. World Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst and serves as head of the emerging markets group. Before joining Lazard in 1996, Mr. Donald worked at Mercury Asset Management ("Mercury"), which he joined in 1985. At Mercury, he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. At Mercury, between 1990 and 1996, Mr. Donald served as Vice President and Treasurer for The United Kingdom Fund and The Europe Fund. Mr. Donald is a Chartered Financial Analyst ("CFA") Charterholder and received an HBA from the University of Western Ontario.

World Equity Investments. Andrew Lacey and Patrick Ryan, with the assistance of Kyle Waldhauer, are jointly responsible for investment of the Registrant's assets allocated to World Equity Investments.

Mr. Lacey, a Deputy Chairman of Lazard, is a portfolio manager focusing on U.S. equity products, and also is a member of the global equity select, global ex-Australia, and global trend funds teams. He has been working in the investment field since 1995. Prior to becoming a full-time member of Lazard's equity team in 1996, Mr. Lacey worked part-time at Lazard during 1995 and 1996 while attaining his MBA from Columbia University. He also has a BA from Wesleyan University.

Mr. Ryan, a Senior Vice President of Lazard, is a member of the global equity team. He began working in the investment field in 1989. Before joining Lazard in 1994, he was an equity analyst with Hutson Management. He has a BS in Industrial Engineering from Columbia University School of Engineering and Applied Science, and is a CFA Charterholder. He is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Waldhauer is Vice President of Lazard. He began working in the investment field when he joined Lazard in 1998. Previously, Mr. Waldhauer had worked in financial services as a registered representative with Fidelity Investments since 1994. He has a BS in Economics and Finance from Southern New Hampshire University.

Currency Investments. Ardra Belitz and Ganesh Ramachandran are jointly responsible for investment of the Registrant's assets allocated to Currency Investments.

Ms. Belitz is a Director of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. She has been working in the investment field since 1994. Before joining Lazard in 1996, she was a senior portfolio administrator with Bankers Trust Company. Ms. Belitz graduated Phi Beta Kappa from Brandeis University with a BA in Economics.

Mr. Ramachandran is a Director of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. He has an MBA from the University of Rochester, Simon School of Business and a BS in Chemical Engineering from the Indian Institute of Technology at Madras. He joined Lazard in 1997.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to one of the Registrant's component strategies (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Registrant is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Registrant and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Registrant, that they are managing on behalf of Lazard. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Registrant. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard and certain of the Registrant’s portfolio managers manage hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. However, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies. When Lazard engages in short sales of securities of the type in which the Registrant invests, Lazard could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts.

Other Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Registrant. Specifically, it shows the number of other portfolios and assets managed by management teams of which each of the Registrant's portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Other Pooled
	Registered Investment	Investment Vehicles
Portfolio Manager	Companies ($*)#	($*)#	Other Accounts ($*)#, +
Ardra Belitz	3 (586.1 million)	4 (628.0 million)	0
James M. Donald	14 (12.0 billion)	56 (4.7 billion)	392 (6.0 billion)
Andrew D. Lacey	9 (13.6 billion)	46 (1.2 billion)	489 (3.9 billion)
Ganesh Ramachandran	3 (586.1 million)	4 (628.0 million)	0
Patrick Ryan	1 (139.0 million)	10 (550.2 million)	11 (3.3 billion)
Kyle Waldhauer	1 (139.0 million)	none	2 (5 million)

*      Total assets in accounts as of December 31, 2007.
#      The following portfolio managers manage accounts with respect to which the advisory fee is based on the performance of the account:
(1) Mr. Donald manages one registered investment company, three other pooled investment vehicles and one other account with assets under management of $2.4 billion, $1.3 billion and $639.3 million, respectively.
(2) Mr. Lacey manages one registered investment company with assets under management of approximately $7.5 billion.
(3) Ms. Belitz and Mr. Ramachandran manage one registered investment company and two other pooled investment vehicles with assets under management of approximately $212.6 million and $582.8 million, respectively.
+ Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers

Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant's component strategies. Portfolio managers responsible for managing the Registrant may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

During the fiscal year covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the Registrant's portfolio management team in respect of its management of the Registrant is determined by reference to the Morgan Stanley Capital International (MSCI®) All Country World Index. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. Portfolio managers managing accounts that pay performance fees may receive a portion of the performance fee as part of their compensation.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard. The plan offers permanent equity in Lazard to a significant number of its professionals, including portfolio managers, as determined by the Board of Managers of Lazard, from time to time. This plan gives certain employees of Lazard a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

Ownership of Registrant Securities

As of December 31, 2007, the portfolio managers of the Registrant owned the following shares of Common Stock of the Registrant.

Portfolio Manager	Number of Shares

Ardra Belitz	None
James M. Donald	None
Andrew D. Lacey	$10,001-$50,000
Ganesh Ramachandran	None
Patrick Ryan	$10,001-$50,000
Kyle Waldhauer	$10,001-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     The Registrant has a Nominating Committee (the "Committee") of the Board, which is currently comprised of all of the Independent Directors. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares (calculated at market value) for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Charter and Procedures, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee. A nomination submission must be received not less than 120 calendar days before the date of the Registrant’s proxy statement released to stockholders in connection with the previous year’s annual meeting.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	March 7, 2008

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	March 7, 2008